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As filed with the Securities and Exchange Commission on November 7, 1997

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                      MPW INDUSTRIAL SERVICES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                 OHIO                                   31-1567260
(State of Incorporation or Organization    (I.R.S. Employer Identification No.)

    9711 LANCASTER ROAD, S.E.
          HEBRON, OHIO                                     43025
(Address of Principal Executive Offices)                (Zip Code)

If this Form relates to the               If this Form relates to the
registration of a class of debt           registration of a class of debt
securities and is effective upon          securities and is to become effective
filing pursuant to the General            simultaneously with the effectiveness
Instruction (A)(c)(1), please check       of a concurrent registration
the following box. [ ]                    statement under the Securities Act
                                          of 1933 pursuant to General
                                          Instruction A(c)(2), please check
                                          the following box. [ ]

Securities Act registration file number to which this form relates:  333-36887
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Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class                    Name of Each Exchange on Which
    to be so Registered                    Each Class is to be Registered
    -------------------                    ------------------------------

            None                                        None
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Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, without par value
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                                (Title of Class)

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Item 1.           Description of Registrant's Securities To Be Registered
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                  The description under the heading "Description of Capital
Stock" relating to the Registrant's Common Stock, without par value, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 1, 1997, as amended (File No. 333-36887) (the "Registration Statement"), is incorporated herein by reference.

Item 2.           Exhibits
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                  The following exhibits are filed herewith (or incorporated by reference as indicated below):

                  1. Amended and Restated Articles of Incorporation of the Registrant effective October 30, 1997, incorporated herein by reference to Exhibit 3(a) of the Registration Statement.

                  2. Amended and Restated Code of Regulations of the Registrant effective October 30, 1997, incorporated herein by reference to Exhibit 3(b) of the Registration Statement.

                  3. Form of Stock Certificate for Common Stock of the Registrant, incorporated herein by reference to Exhibit 4(a) of the Registration Statement.



                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on November 7, 1997.


                               MPW INDUSTRIAL SERVICES GROUP, INC.



                               By: /s/ Brad A. Martyn
                                   ---------------------------------------------
                                   Brad A. Martyn
                                   Corporate Controller and Assistant Secretary

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